EXHIBIT 10.8

           FIRST AMENDMENT TO CONTRIBUTION, CONVEYANCE
                    AND ASSUMPTION AGREEMENT


     This Amendment (the "Amendment Agreement") to Contribution, Conveyance and Assumption Agreement, dated as of July 5, 1994, is entered into by and among Ferrellgas Partners, L.P., a Delaware limited partnership (the "Master Partnership"), Ferrellgas, L.P., a Delaware limited partnership (the "Operating Partnership"), and Ferrellgas, Inc., a Delaware corporation (the "Company").

                            RECITALS

     WHEREAS, on July 1, 1994, the Company, the Master
Partnership and the Operating Partnership, entered into a certain
Contribution, Conveyance and Assumption Agreement (the
"Contribution Agreement") and a certain Conveyance Assignment and Bill of Sale (the "Bill of Sale") both dated effective as of July
5, 1994; and

     WHEREAS, the Company and the Operating Partnership have entered into a certain Subordination Agreement, dated as of July 5, 1994 (the "Subordination Agreement") in favor of the holders of the Senior Notes described in the Operating Partnership Debt Offering (as defined in the Contribution Agreement); and

     WHEREAS, the Company, the Master Partnership and the Operating Partnership desire to execute this Amendment Agreement in order to amend and modify the terms of the Contribution
Agreement to refer to the execution of the Subordination
Agreement and the integration of the Contribution Agreement and the Subordination Agreement.

     NOW THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Company, the Master Partnership and the Operating Partnership agree as follows:

     1. Modification of 10.12. Integration. Section 10.12 of the Contribution Agreement, entitled "Integration," is hereby deleted in its entirety and the following Section 10.12 is inserted in its place:

     "10.12. Integration. This Agreement supersedes all previous understanding or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which, together with the Subordination Agreement, dated as of July 5, 1994, by and between the Company and the Operating Partnership, contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form a part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement."

     2. No Other Amendment or Modification. Except as explicitly amended pursuant to paragraph 1 of this Amendment Agreement, no amendment, modification or other change is made pursuant to this Amendment Agreement to the Contribution Agreement. This Amendment Agreement shall hereafter be referred to as the First Amendment to the Contribution, Conveyance and Assumption agreement dated July 5, 1994.

     IN WITNESS WHEREOF, this Amendment Agreement has been duly executed by the parties hereto as of the date first above written.



                                   FERRELLGAS, INC.



                                   By:  /s/ Danley K. Sheldon
                                        Name:  Danley K. Sheldon
                                        Title:  Chief Financial
Officer



                                   FERRELLGAS, L.P.
                                   By:  Ferrellgas, Inc., as
General Partner


                                   By:  /s/ Danley K. Sheldon
                                        Name:  Danley K. Sheldon
                                        Title:  Chief Financial
Officer



                                   FERRELLGAS PARTNERS, L.P.
                                   By:  Ferrellgas, Inc., as
General Partner


                                   By:  /s/ Danley K. Sheldon
                                        Name:  Danley K. Sheldon
                                        Title:  Chief Financial
Officer